SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 2, 2001


                        Pathnet Telecommunications, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
         (State or other jurisdiction of incorporation or organization)


            0-30155                                         52-2201331
            -------                                         ----------
     (Commission File No.)                                (I.R.S. Employer
                                                        Identification No.)


  11720 SUNRISE VALLEY DRIVE
          RESTON, VA                                          20191
  --------------------------                                  -----
(Address of principal executive offices)                   (Zip Code)

                                 (703) 390-1000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.   Other Events

     The press release of the Registrant dated April 2, 2001, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits:

99.1      The press release of the Registrant  dated April 2, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PATHNET TELECOMMUNICATIONS, INC.


Dated: April 03, 2001                  By: /s/ Mary McDermott
                                       -------------------------------
                                       Name:  Mary McDermott
                                       Title: Senior Vice-President
                                               General Counsel and Secretary

                                 EXHIBIT INDEX

                        PATHNET TELECOMMUNICATIONS, INC.

                           Current Report on Form 8-K

EXHIBIT NUMBER         DESCRIPTION

      99.1             The press release of the Registrant  dated April 2, 2001